UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2024

Spruce Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39594	81-2154263
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

611 Gateway Boulevard, Suite 740
South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 415-655-4168

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SPRB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On March 13, 2024, Spruce Biosciences, Inc. (the "Company") issued a press release announcing its financial results for the full year ended December 31, 2023 and providing corporate updates, including topline results from its CAHmelia-203 study of tildacerfont in adult classic CAH and its CAHptain-205 study of tildacerfont in pediatric classic CAH. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

All of the information furnished in this Item 2.02 and Item 9.01 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.05 Costs Associated with Exit or Disposal Activities

On March 10, 2024, the Board of Directors of the Company (the “Board”) approved a plan to implement cost savings initiatives, including termination of the CAHmelia-203 study and a workforce reduction of approximately 21% (the “Realignment Plan”). The Realignment Plan is effective immediately, with a termination date of March 31, 2024 for affected employees. Affected employees will be offered separation benefits, including severance payments and healthcare coverage assistance.

The final costs, charges and expenditures relating to the Realignment Plan will not be known until all related activities have been completed. The Company estimates that it will incur approximately $0.4 million in cash charges in connection with the Realignment Plan, consisting of expenses related to employee severance payments and healthcare coverage assistance and related costs. The Company expects that the majority of these estimated charges will be recorded in the second quarter of 2024 and that the execution of the Realignment Plan will be substantially complete during the second quarter of 2024.

The estimates of the costs, charges and expenditures that the Company expects to incur in connection with the Realignment Plan, and the timing thereof, are preliminary estimates based on the Company’s current expectations and are subject to a number of assumptions, and actual amounts and results may differ materially from such estimates. In addition, the Company may incur other costs, charges, expenditures, impairments and other impacts not currently contemplated due to unanticipated events that may occur, including in connection with the implementation of the Realignment Plan.

Item 8.01 Other Information.

On March 13, 2024, the Company announced topline results from its CAHmelia-203 study of tildacerfont in adult classic CAH and its CAHptain-205 study of tildacerfont in pediatric classic CAH. The CAHmelia-203 clinical trial did not achieve the primary efficacy endpoint of the assessment of dose response for the change in androstenedione, or A4, from baseline to week 12. 200mg once-daily of tildacerfont demonstrated a placebo-adjusted reduction from baseline in A4 of -2.6% with a non-significant p value at week 12. Tildacerfont was generally safe and well tolerated at all dose ranges with no treatment-related serious adverse events (“SAEs”). Most adverse events were reported as mild to moderate.

In the CAHptain-205 clinical trial, tildacerfont was generally safe and well tolerated at all dose ranges with no treatment-related SAEs reported. Preliminary pharmacokinetic analysis suggests that tildacerfont is cleared more rapidly in children than in adult CAH patients. 73% of all patients (22 of 30 patients) met the efficacy endpoint of A4 or glucocorticoid (“GC”) reduction from baseline at 12 weeks of treatment with tildacerfont. 70% of patients with elevated baseline A4 values (16 of 23 patients) demonstrated an A4 reduction at week 4. The Company plans to continue dose-ranging across additional cohorts to evaluate dose selection to inform its registrational program. The Company anticipates topline results in the fourth quarter of 2024.

The Company expects to report topline results from its CAHmelia-204 study, which is focused on assessing GC reduction in a different population of adult CAH patients with relatively controlled A4 levels, in the third quarter of 2024. Assuming positive results from CAHmelia-204 and CAHptain-205, the Company plans to meet with the U.S. Food and Drug Administration and comparable foreign regulatory authorities to outline the design of a registrational clinical program in adult and pediatric classic CAH.

Cautionary Note Regarding Forward-Looking Statements

This report, including Exhibit 99.1 hereto, contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, among other things, statements regarding the design, results, conduct, progress and timing of the Company’s clinical trials; the Company’s expectations regarding reporting results of its clinical trials in 2024; the Company’s plans to meet with the U.S. Food and Drug Administration and comparable foreign regulatory authorities to outline the design of a registrational clinical program in adult and pediatric classic CAH; expectations related to the Realignment Plan, including estimated costs, charges and expenditures, impairments and the timing and financial impacts thereof, and the expected timing of the implementation and completion of the Realignment Plan and any associated costs, charges, expenditures and impairments; and the Company’s product candidate, strategy and regulatory matters. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “plan”, “anticipate”,

“will”, “expect” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, risks and uncertainties associated with the Company’s business in general, the impact of geopolitical and macroeconomic events, and the other risks described in the Company’s filings with the U.S. Securities and Exchange Commission. All information in this report, including the exhibits hereto, is current as of the date of this report, and the Company undertakes no duty to update this information unless required by law

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of Spruce Biosciences, Inc., dated March 13, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPRUCE BIOSCIENCES, INC.

Date:	March 13, 2024	By:	/s/ Samir Gharib
Samir Gharib President and Chief Financial Officer